S4
S55
S61
S57
S58
L75
L29
L45
L7
L37
L39+L38
L47
(c) = b/a
(a)
(b)
(d)
(e)
(f)
(g)
(h)
(i)
(i)=d - (f+g+h+i)
(k)
(m)
(n)=k+m
(o)=n/e
Prospectu
s Loan ID
Property
Name
Property
Type
City State
%
Received
From
Liquidation
Latest
Appraisal
or
Brokers
Opinion
Effective
Date of
Liquidation
Sales
Price
Net Amt
Received
from Sale
Ending
Scheduled
Balance
Total P&I
Advance
Outstanding
Total T & I
and Other
Expense
Advance
Outstanding
Cumulative
Unpaid
Advance Int
Servicing
Fees
Expense Net Proceeds
Realized
Loss
Date
Loss
Passed
thru
Minor
Adj to
Trust
Date of
Minor
Adj
Passed
thru
Total Loss
with
Adjustment
Loss % of
Scheduled
Balance
Total all Loans:
Current Month Only:

(h) Servicing Fee Expense includes fees such as Liquidation or Disposition fees charged by the Special Servicer .
GCCFC 2005 GG5
HISTORICAL LIQUIDATION REPORT
As of: 12/6/2005
(REO-SOLD, DISCOUNTED PAYOFF or NOTE SALE)